Exhibit 10-b

FIRST AMENDMENT TO THE
QUOTA PURCHASE AND SALE
AGREEMENT DATED AS OF APRIL 29, 2013

by and among

MERITOR HEAVY VEHICLE SYSTEMS, LLC and

MERITOR DO BRASIL SISTEMAS AUTOMOTIVOS LTDA.

and

RANDON S.A. IMPLEMENTOS E PARTICIPAÇÕES

Dated June 24th., 2013

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FIRST AMENDMENT TO THE
QUOTA PURCHASE AND SALE AGREEMENT DATED AS OF APRIL 29,
2013

THIS FIRST AMENDMENT TO THE QUOTA PURCHASE AND SALE AGREEMENT DATED AS OF APRIL 29, 2013 is made and entered into as of June 24th., 2013, by and among:

I.    I. MERITOR HEAVY VEHICLE SYSTEMS, LLC, a company duly organized and existing under the laws of the State of Delaware, United States of America, headquartered at 2135 West Maple Road, 48084, Troy, State of Michigan, United States of America, enrolled with the Corporate Taxpayer Register of the Ministry of Finance under CNPJ No. 05.732.826/0001-69, herein represented by its undersigned legal representative(s), hereinafter referred to as “HVS”,

I.
II. MERITOR DO BRASIL SISTEMAS AUTOMOTIVOS LTDA., a company duly organized and existing under the laws of Brazil, having its principal place of business in the city of Osasco, State of São Paulo, at Rua Nathanael Tito Salmon, 409, CEP 06016-075, enrolled with the Corporate Taxpayer Register of the Ministry of Finance under CNPJ No. 56.669.187/0001-75, herein represented by its undersigned legal representative(s), hereinafter referred to as “MERITOR BRAZIL” and together with HVS, the “Sellers”, and

III.    III. RANDON S.A. IMPLEMENTOS E PARTICIPAÇÕES, a publicly held corporation duly organized and existing under the laws of Brazil, having its principal place of business in the city of Caxias do Sul, State of Rio Grande do Sul, at Avenida Abramo Randon, 770, CEP 95055-010, Interlagos District, enrolled with the Corporate Taxpayer Register of the Ministry of Finance under CNPJ No. 89.086.144/0001-16, herein represented by its undersigned legal representative(s), hereinafter referred to as “RANDON” or the “Purchaser”, and also, as Intervening Parties,

II.
IV. MASTER SISTEMAS AUTOMOTIVOS LTDA., a company duly organized and existing under the laws of Brazil, having its principal place of business in the city of Caxias do Sul, State of Rio Grande do Sul, at Rua Atílio Andreazza, 3.520, CEP 95052-070, enrolled with the Corporate Taxpayer Register of the Ministry of Finance under CNPJ No. 90.852.914/0001-73, herein represented by its undersigned legal representative(s), hereinafter referred to as “MASTER”; and

V.     V. SUSPENSYS SISTEMAS AUTOMOTIVOS LTDA., a company duly organized and existing under the laws of Brazil, having its principal place of business in the city of Caxias do Sul, State of Rio Grande do Sul, at Avenida Abramo Randon, 1262, CEP 95055-010, enrolled with the Corporate Taxpayer Register of the Ministry of Finance under CNPJ No. 10.523.280/0001-76, herein represented by its undersigned legal representative(s), hereinafter referred to as “COMPANY”.

For the purposes below.

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ARTICLE I

Section 1.1 Rectification. The Parties resolve to rectify the amount mentioned in Section 2.2, item (b.1), and Section 4.1.1, item (e) (iii) of the Quota Purchase and Sale Agreement dated as of April 29th, 2013 (the “Agreement”), attributed to MERITOR BRAZIL by virtue of the distribution by MASTER of interest on equity and dividends, from Four Million Three Hundred Sixty Seven Thousand Five Hundred Twenty Five Brazilian Reais and Fifty Two Cents (R$ 4,367,525.52) to Five Million One Hundred Thirty Eight Thousand Two Hundred Sixty Five Brazilian Reais and Thirty Two Cents (R$ 5,138,265.32). The effects of this rectification retroact to the Agreement date.

ARTICLE II

Section 2.1 The Parties resolve to modify the Section 2.2. (a.1) and (b.1), which hereby shall be read as follows and which effects retroact to the Agreement date:

“(a.1) The amount of Four Million Seven Hundred Twenty One Thousand Two Hundred Fifty Brazilian Reais and Forty Five Cents (R$ 4,721,250.45) shall be paid through the COMPANY to HVS as dividend and interest on equity as contemplated by Section 4.1.1(e) and its correspondent amount in United States Dollars shall be deducted from the amount mentioned in (a) above. The conversion of the Brazilian Reais into United States Dollars shall be effected by applying the PTAX Rate in force in the Business Day immediately preceding the payment date of the dividend and interest on equity.”

“(b.1) The amount of Five Million One Hundred Thirty Eight Thousand Two Hundred Sixty Five Brazilian Reais and Thirty Two Cents (R$ 5,138,265.32) shall be paid through MASTER to MERITOR BRAZIL as dividend and interest on equity as contemplated by Section 4.1.1(e) and its correspondent amount in United States Dollars shall be deducted from the amount mentioned in (b) above. The conversion of the Brazilian Reais into United States Dollars shall be effected by applying the PTAX Rate in force in the Business Day immediately preceding the payment date of the dividend and interest on equity.”

ARTICLE III

Section 3.1 The Parties resolve to complement the Section 7.1, which hereby shall be read as follows and which effects retroact to the Agreement date:

“Section 7.1 Other Agreements. MERITOR BRAZIL and the Purchaser, which terms shall include, for purposes of this Section 7.1, all present and future affiliates of either Party who may hereafter own any of the Quotas in the COMPANY or MASTER currently held by such Party, as the sole owners of all the quotas representing the total corporate capital of MASTER, hereby agree and commit to approve the distribution of dividends representing 100% of MASTER’s Profits determined by its operational activity for the years of 2012, 2013 and 2014, therefore excluding the profits received by MASTER through equity equivalence derived from eventual shareholding ownership. The relevant payment of such dividends shall occur in April of each subsequent year. This resolution shall be ratified and implemented by MERITOR BRAZIL and the Purchaser through a proper resolution of quotaholders of MASTER to be held before the Closing Date, and properly registered before the competent Board of Trade. For MASTER’s 2013 dividend, any interest on equity included in the dividend described in

Section 4.1.1(e)(iii) shall be excluded for purposes of this Section 7.1”.

ARTICLE IV

Section 4.1    Ratification.    All terms and conditions and further provisions of the Agreement which have not been expressly modified herein are hereby ratified, and shall remain in full force for all intents and purposes.

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IN WITNESS WHEREOF, the Parties hereto execute this agreement in five (5) identical counterparts, along with the undersigned two (2) witnesses.

MERITOR HEAVY VEHICLE
SYSTEMS, LLC

By: /s/ Tania Mara Ferreira
Title: Attorney in Fact

MERITOR DO BRASIL SISTEMAS AUTOMOTIVOS LTDA.

By: /s/ [Signature Illegible]
Title:
By: [Signature Illegible]
Title:

RANDON S.A. IMPLEMENTOS E PARTICIPAÇÕES

By: /s/ [Signature Illegible]
Title:
By: [Signature Illegible]
Title:

MASTER SISTEMAS AUTOMOTIVOS LTDA.

By: /s/ [Signature Illegible]
Title:
By: [Signature Illegible]
Title:

SUSPENSYS SISTEMAS
AUTOMOTIVOS LTDA.

By: /s/ [Signature Illegible]
Title:
By: [Signature Illegible]
Title:

Witnesses:

1. /s/ Carl Douglas Anderson II
Name: Carl Douglas Anderson II
Passport No. [Redacted]

2. /s/ [Signature Illegible]
Name:
Identity Card (RG): [Redacted]
CPF/MF: [Redacted]

[signature page of the First Amendment to the Quota Purchase and Sale Agreement dated as of April 29, 2013 entered into June 24th., 2013]

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